SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      November 25, 2002

                              PERMA-FIX ENVIRONMENTAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

   Delaware                                               1-11596                                    58-1954497
 (State or other                                     (Commission File                          (IRS Employer
jurisdiction of                                       Number)                                       Identification No.)
incorporation)

1940 N.W. 67th Place, Suite A, Gainesville, Florida                                         32653
 (Address of principal executive offices)                                                       (Zip Code)

Registrant's telephone number, including area code     (352) 373-4200

                                                                     Not applicable

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

The Company recently completed certain discussions with the staff of the Securities and Exchange Commission (the "Commission") relating to SFAS 141 and 142. The Company has agreed with the Commission to disclose the appropriate appraisal method for purposes of applying the impairment test relating to permits for purposes of SFAS 142. As of the date of this report, the Company does not know if this will require any change to the Company's financial statements; and, if any change is required, the Company does not believe that a change will have a material adverse effect on the Company's financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                   PERMA-FIX ENVIRONMENTAL
                                                                   SERVICES, INC.

                                                                     By:   /s/ Richard T. Kelecy
                                                                             Richard T. Kelecy
                                                                             Chief Financial Officer

Dated:  November 25, 2002.